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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     JULY 18, 1997


         Iridium World Communications Ltd.                                            Iridium LLC
 (Exact name of Co-Registrant as specified in its                  (Exact name of Co-Registrant as specified in its
                     charter)                                                           charter)

                      Bermuda                                                           Delaware
  (State or other jurisdiction of incorporation)                     (State or other jurisdiction of incorporation)

                      0-22637                                                          0-22637-01
             (Commission File Number)                                           (Commission File Number)

                    52-2025291                                                         52-1984342
      (I.R.S. Employer Identification Number)                           (I.R.S. Employer Identification Number)

                  Clarendon House                                                1575 Eye Street, N.W.
                  2 Church Street                                                Washington, D.C. 20006
                   Hamilton HM11                                        (Address of principal executive offices)
                      Bermuda
     (Address of principal executive offices)

                   (441)295-5950                                                     (202)326-5600
  (Registrant's telephone number, including area                    (Registrant's telephone number, including area
                       code)                                                             code)

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Item 5.  Other Events

Iridium LLC was advised by Motorola of the loss of communications with an IRIDIUM satellite, confirmed through technical analysis on Thursday, July 17, 1997.

A copy of the Company's press release is attached as an exhibit hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are filed with this report:

Exhibit Number            Description
--------------            -----------

99.1                      Press Release - Iridium Satellite Anomaly Reported

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                         IRIDIUM WORLD COMMUNICATIONS LTD.



                         By:
                             -------------------------
                             F. Thomas Tuttle
                             Assistant Secretary


                         IRIDIUM LLC



                         By:
                             ------------------------
                             F. Thomas Tuttle
                             Vice President, General Counsel and
                             Secretary


Date:    July 21, 1997
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                                 EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------

99.1                          Press Release - Iridium Satellite Anomaly Reported